SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2008
________________

First Federal Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25509	42-1485449
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer Identification No.)
of incorporation)

329 Pierce Street, Sioux City, Iowa  51101
(Address of principal executive offices)

(712) 277-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 2.02.            Results of Operations and Financial Condition

On May 2, 2008, First Federal Bankshares, Inc. issued a press release regarding its results of operations and financial condition at and for the three months and nine months ended March 31, 2008.  The text of the press release and a related financial supplement are included as Exhibit 99.1 to this report. The information included in the press release text and the financial supplement is considered to be “furnished” under the Securities Exchange Act of 1934.  The Company will include final interim financial statements and additional analyses at and for the three months and nine months ended March 31, 2008, as part of its Form 10-Q covering that period.

Item 8.01.            Other Events

The 8-K filed February 25, 2008 stated the Company expected to file a plan with the Office of Thrift Supervision (“OTS”) regarding the Company’s trust preferred pooled securities by March 15, 2008.  At the Company’s request, the OTS has agreed to extend the deadline to May 15, 2008.

Item 9.01.            Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits: The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text and financial supplement of First Federal Bankshares, Inc. dated May 2, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FEDERAL BANKSHARES, INC.

DATE: May 2, 2008	By:	/s/Michael W. Dosland
Michael W. Dosland
President and Chief Executive Officer

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